SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 17, 2005
COMPASS BANCSHARES, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-31272	63-0593897

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 South 20th Street, Birmingham, Alabama	35233

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:                (205) 297-3000
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
     On October 17, 2005, the Compensation Committee of the Board of Directors of Compass Bancshares, Inc. approved an amendment (the “Amendment”) to all of the Performance Contingent Restricted Stock (“PCRS”) awards granted on April 15, 2005 under the registrant’s 2002 Incentive Compensation Plan, including PCRS awards granted to all of the Named Executive Officers listed in the registrant’s 2005 proxy statement. The amendment consisted of changing the performance measure of “Return on Equity” to “Return on Average Tangible Equity” (as defined in the Amendment) in Appendices A, B, and C to the form of PCRS Agreement previously filed on Form 8-K dated February 22, 2005.
     The Form of Amendment is attached hereto as Exhibit 10.1 and incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits
(d)	Exhibits:

Exhibit No	Description of Document
10.1	Form of Amendment 1 to 2005 Performance Contingent Restricted Stock Award Agreement for use with all such awards granted on April 15, 2005, under the 2002 Incentive Compensation Plan.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.
Dated: October 21, 2005

COMPASS BANCSHARES, INC.
By:	/S/ KIRK P. PRESSLEY
Kirk P. Pressley
Chief Accounting Officer